SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of Earliest Event Reported) February 18, 2004
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                                PHOTOWORKS, INC.
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             (exact name of registrant as specified in its charter)

         Washington                     000-15338                 91-0964899
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(State or other jurisdiction      (Commission File No.)       (I.R.S. Employer
     of incorporation)                                       Identification No.)

                              1260 16th Avenue West
                            Seattle, Washington 98119
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              (Address of principal executive offices and zip code)

       Registrant's telephone number, including area code: (206) 281-1390
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Item 5. Other Events

      On February 18, 2004, PhotoWorks, Inc. and one of its service providers reached a settlement agreement regarding disputed fees for services provided to PhotoWorks.

      Under the terms of the settlement agreement, the parties have agreed to release all claims against each other regarding the services provided to PhotoWorks and to fully and finally resolve all such claims and potential claims without admission of any kind. The following is a summary of the material terms of the settlement agreement:

      1. Outstanding amounts previously billed by the service provider but not paid by PhotoWorks will be forgiven. The amount of unpaid fees total $398,000.

      2. Amounts previously billed by the service provider and paid by PhotoWorks will be partially refunded by the service provider and, subject to PhotoWorks meeting certain obligations to a third party, will be payable to PhotoWorks in annual installment payments of $95,000 each in July 2004, 2005, 2006 and 2007 for a total of
            $380,000.

      3. The parties have agreed that the terms of the settlement agreement and all negotiations leading to it are confidential settlement communications.

      The Company will recognize $398,000 of income related to the amount of unpaid fees, which reflects the reversal of amounts that were expensed in the period in which they were incurred. In addition, the Company will recognize $340,000 of income ($380,000 net of imputed interest of $40,000 at an estimated borrowing rate of 6%) to reflect the refund for fees previously paid. These amounts will be reflected in the Company's financial statements in the second quarter ending March 27, 2004.

          Safe Harbor Statement under the Private Securities Litigation
                               Reform Act of 1995

      This Form 8-K contains "forward-looking statements" within the meaning of the Private Litigation Reform Act of 1995. By their nature, all forward-looking statements involve risks and uncertainties, and actual results may differ materially from those contemplated by the forward-looking statements. These risks include those described in the Company's Annual Report on Form 10-K and those described from time to time in the company's other filings with the Securities and Exchange Commission, press releases and other communications.

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

                                     PHOTOWORKS, INC.


                                     By: /s/ Loran Cashmore Bond
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                                         Loran Cashmore Bond
                                         Vice President/Chief Accounting Officer

      Date: February 23, 2004